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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                 AMENDMENT #1 TO
                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2003


                             BLUE RIDGE ENERGY, INC.
             (Exact name of Registrant as specified in its charter)



            NEVADA                         0-277443              61-1306702
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


                10777 WESTHEIMER RD., SUITE 170
                         HOUSTON, TX                             77042
           (Address of principle executive offices)            (Zip Code)

                                 (832) 358-3900
              (Registrant's telephone number, including area code)





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ITEM 4.  Changes in Registrant's Certifying Accountant

(a) At its Board Meeting of September 30, 2003, the Board of Directors of Blue Ridge Energy, Inc. (the Company) engaged the accounting firm of Carpenter, Mountjoy & Bressler, PSC ("CMB") as the Company's independent certifying accountants for the year ended December 31, 2003.

         During the Company's two most recent fiscal years and the subsequent interim period ended September 30, 2003, the date on which the Company's Board of Directors engaged CMB as its new independent auditors, neither the Company nor anyone on the Company's behalf consulted CMB regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and no written report was provided to the Company and no oral advice was provided that CMB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K) or a reportable event (as described in
         Item 304 (a)(l)(v) of Regulation S-K).

(b) Ernst & Young, LLP's last involvement was with the Form 10-QSB for June 30, 2003 which was filed August 14, 2003. Ernst & Young, LLP was notified of the change in auditors on September 30, 2003.

(c) The reports of Ernst & Young, LLP on the Company's consolidated financial statements for the past two years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d) During the two years in the period ended December 31, 2002, and the subsequent interim periods preceding the change on September 30, 2003, there were no disagreements with Ernst & Young, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, LLP would have caused the firm to make reference to the matter of the disagreement in their reports.

(e) During the two years in the period ended December 31, 2002 and the subsequent interim periods preceding the change on September 30, 2003, no reportable events occurred in connection with the relationship between Ernst & Young, LLP and the Company.

(f) The Company requested Ernst & Young, LLP to furnish a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the Company's Item 4 disclosures. A copy of the letter was attached as Exhibit 1 to the Form 8-K filed by the Company with the Commission on October 2, 2003.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blue Ridge Energy, Inc.

Date:  October 15, 2003                 By:  /s/ Norman G. Haisler
                                             -------------------------------
                                             Norman G. Haisler
                                             Sr. Vice President - Finance & CFO